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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-66155, 333-59631, 333-59629 and 333-32335) and on
Form S-4 (File No. 333-59599) of Carey International, Inc. of our report dated February 1, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Washington, D.C.
February 28, 2000